Other Non-current Assets	6 Months Ended
Jun. 30, 2012
Other Non-current Assets
Other Non-current Assets

7       Other Non-current Assets

Other non-current assets consisted of the following (in thousands):

	As of June 30, 2012	As of December 31, 2011
Fair value of swaps	$3,534	$3,964
Notes receivable from ZIM	28,627	23,538
Other non-current assets	1,380	1,363
Total	$33,541	$28,865

On October 30, 2009, the Company agreed with one of its charterers, Zim Integrated Shipping Services Ltd. (“ZIM”), to revisions to charterparties for six of its vessels in operation, which keep the original charter terms in place, reducing the cash settlement of each charter hire by 17.5% which becomes a subsequent payment. Each subsequent payment, which accumulates in any financial quarter, is satisfied by callable exchange notes (the “CENs”). CENs will be issued by ZIM once per financial quarter at a face value equal to the aggregate amount of such subsequent payments from that financial quarter plus a premium amount (being an amount calculated as if each such subsequent payment had accrued interest at the rate of 6% per annum from the date when it would have been due under the original charter party until the relevant issue date for the CENs). Unless previously converted at the holder’s option into ZIM’s common stock (only upon ZIM becoming a publicly listed company) or redeemed partially prior to or in full in cash, on July 1, 2016, ZIM will redeem the CENs at their remaining nominal amount together with the 6% interest accrued up to that date in cash only. In this respect, the Company recorded a note receivable from ZIM in “Other non-current assets” of $28.6 million and $23.5 million as of June 30, 2012 and December 31, 2011, respectively.

In respect of the fair value of swaps, refer to Note 11b, Financial Instruments — Fair Value Interest Rate Swap Hedges.